Exhibit 10.52

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
EXECUTION VERSION

AMENDMENT NO. 6
to the
A320 Family Aircraft Purchase Agreement
made July 20, 2011
between
AIRBUS S.A.S.
and
AMERICAN AIRLINES, INC.
This Amendment No. 6 to the A320 Family Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of July 1, 2014, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”;
WHEREAS, the Buyer and the Seller have agreed that the Seller will deliver certain A319 Aircraft to the Buyer under the Agreement equipped with a set of two CFM56-5B7/3 engines under the terms and conditions specified herein;
WHEREAS, the Buyer has reached a separate agreement with CFM (the “Buyer’s CFM Agreement”) pursuant to which CFM has agreed to deliver CFM56-5B7/3 engines to the Seller for delivery on A319 Aircraft under the Agreement [****];
WHEREAS, the Seller has reached a separate agreement with CFM pursuant to which CFM has agreed to deliver CFM56-5B7/3 engines to the Seller for delivery on A319 Aircraft under the Agreement [****];

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WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to Leasing Documentation; and

WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to certain A321 Aircraft.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1    PROPULSION SYSTEM

1.1    Clause 2.4.1 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:
QUOTE
Each A319 Airframe with a Scheduled Delivery Month occurring before [****] will be equipped with a set of two CFM International CFM 56-5B6/3 engines and each A319 Airframe with a Scheduled Delivery Month, or Scheduled Delivery Quarter, occurring after [****] will be equipped with a set of two CFM56-5B7/3 engines (such set, an “A319 Propulsion System”).
UNQUOTE

1.2    Clause 3.1.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:
QUOTE
    3.1.2.1    The base price (the “Engine A Base Price”) of a set of two (2) CFM International CFM56-5B6/3 engines [****] is:
US$ [****] (US dollar [****]).
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine A Reference Price”) for a set of two (2) CFM International CFM56-5B6/3 engines indicated by the Propulsion System Manufacturer of US$ [****] (US dollars – [****]).
UNQUOTE

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1.3    Clause 1.1 of Exhibit C-3 to the Agreement is hereby deleted in its entirety and replaced with the following quoted text:
QUOTE
    1.1    Reference Price of the Propulsion System
The Engine A Reference Price for a set of two (2) CFM International CFM56-5B6/3 series Propulsion System [****].
The Engine B Reference Price for a set of two (2) CFM International CFM56-5B4/3 series Propulsion System is as quoted in Clause 3.1.2.2 of the Agreement.
The Engine C Reference Price for a set of two (2) CFM International CFM56-5B3/3 series Propulsion System is as quoted in Clause 3.1.2.3 of the Agreement.
The Engine G Reference Price for a set of two (2) CFM International LEAP-1A24 series Propulsion System is as quoted in Clause 3.1.2.7 of the Agreement.
The Engine H Reference Price for a set of two (2) CFM International LEAP-1A26 series Propulsion System is as quoted in Clause 3.1.2.8 of the Agreement.
The Engine I Reference Price for a set of two (2) CFM International LEAP-1A32 series Propulsion System is as quoted in Clause 3.1.2.9 of the Agreement.
The Engine M Reference Price for a set of two (2) CFM International LEAP-1A33 series Propulsion System is as quoted in Clause 3.1.2.13 of the Agreement.
The Engine N Reference Price for a set of two (2) CFM International LEAP-1A33B2 series Propulsion System is as quoted in Clause 3.1.2.14 of the Agreement.
The Engine A Reference Price, Engine B Reference Price, Engine C Reference Price, Engine G Reference Price, Engine H Reference Price, Engine I Reference Price, Engine M Reference Price and Engine N Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.
UNQUOTE

1.4 The Buyer agrees to promptly notify the Seller if the Buyer’s CFM Agreement is amended such that CFM will no longer deliver [****].

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2    DEFINITIONS
Clause 0 of the Agreement is amended to modify the following defined term as set forth between the words “QUOTE” and “UNQUOTE”:
QUOTE
New Engine Option or NEO – as defined in Clause 2.1.1.1.
UNQUOTE

3    LEASING DOCUMENTATION
Annex B to the Form of Lease Agreement attached as Exhibit A to Letter Agreement No. 1 is hereby amended by deleting the final sentence of the first paragraph of Section B thereof in its entirety and replacing it with the following quoted text:
QUOTE
[****]
[****]
UNQUOTE

4    A321 DELIVERY MATTERS
New Paragraphs 3.4, 3.5 and 3.6 are added to Letter Agreement No. 2 with the following quoted text:
QUOTE
    3.4    In respect of each A321 Aircraft identified in Schedule I with CAC ID No. [****].

    3.5    [****]

    3.6    [****]
UNQUOTE

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5    REFERENCES
On and after the date of this Amendment:
    (i)    each reference in Letter Agreement No. 1 to “this Letter Agreement”, “hereunder”, “hereof” or words of like import referring to Letter Agreement No. 1 shall mean and be a reference to Letter Agreement No. 1 as amended by this Amendment, and

    (ii)    each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

6    ASSIGNMENT
This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Amendment may not be assigned by the Buyer under either Clause 21.5 or 21.6 of the Agreement without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7    CONFIDENTIALITY
Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

8    COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
[Signature Page Follows]
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ AIRBUS S.A.S.
Name:
Title: Senior Vice President Contracts

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By:	/s/ AMERICAN AIRLINES, INC.
Name:
Title: Vice President, Fleet Planning

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